UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                 August 3, 2007
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



      Michigan                         001-32428                 30-0030900
(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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     o  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
(17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     The Registrant has entered into agreements (the "Fuselier Agreements") with Dr. Jean Fuselier and Fuselier Holding LLC ("FHLLC") relating to the Registrant's accounts payable. In accordance with such agreements and following approval by the Registrant's shareholders at a meeting to be called for such purpose, among others, the Registrant would issue a total of 12,000,000 shares of common stock to Dr. Fuselier and FHLLC. Such entities, through consultation and payments, have agreed to satisfy an amount (the "Assumption Amount") of the Registrant's accounts payable, over a period of two years, determined in accordance with the following formula: (i) 0.47 multiplied by (ii) 12,000,000 multiplied by (iii) the closing market price of the Common Stock of the Registrant on the stock exchange on which the same is traded on the trading day immediately prior to the day (the "Fee Delivery Date") on which (A) the shares of Common Stock representing the Assumption Fee (as defined in the Fuselier Agreements) are delivered to FHLLC hereunder, and (B) the shares of Common Stock representing the Consulting Fee under an agreement with Dr. Jean Fuselier are delivered to Dr. Fuselier under such agreement. For example, if the closing market price is $0.50 per share immediately prior to the Fee Delivery Date, the Assumption Amount would be $2,820,000. The accounts payable comprising the Assumption Amount shall be designated by the Registrant from among the accounts payable set forth in the agreement with FHLLC. Dr. Fuselier and FHLLC will, upon issuance of the 12,000,000 shares referred to above, hold the Registrant harmless with respect to the accounts payable included in the Assumption Amount.

Item 3.02 Unregistered Sale of Equity Securites

     The information contained in Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

          Exhibit No. Description
          99.1 Exclusive Consulting Agreement dated August 3, 2007
          99.2 Exclusive Definitive Agreement dated August 3, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TARPON INDUSTRIES, INC.

                                   Date: August 7, 2007

                                   By:      /s/ James W. Bradshaw
                                      -----------------------------------------
                                      James W. Bradshaw, Chief Executive Officer